UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06083
Name of Registrant:	Vanguard Ohio Tax-Free Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2015 – November 30, 2016
Item 1: Reports to Shareholders

Annual Report | November 30, 2016

Vanguard Ohio Tax-Exempt Funds

Vanguard Ohio Tax-Exempt Money Market Fund

Vanguard Ohio Long-Term Tax-Exempt Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Ohio Tax-Exempt Money Market Fund.	11
Ohio Long-Term Tax-Exempt Fund.	24
About Your Fund’s Expenses.	48
Glossary.	50

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended November 30, 2016, Vanguard Ohio Long-Term Tax-Exempt Fund returned 0.51%, outpacing its benchmark and the average for its peer group. Vanguard Ohio Tax-Exempt Money Market Fund returned 0.27%, besting the average return of its peers.

• Demand for municipal securities, which was solid over much of the period, weakened in the final months as the markets began to price in an expected pickup in growth and inflation. That trend accelerated after the election of a new administration in November.

• Security selection and an overweight allocation to premium callable bonds boosted the Long-Term Fund’s relative performance. Favoring securities at the long end of the curve also helped as they held up a little better than their shorter-term counterparts.

• Please note that the Ohio Tax-Exempt Money Market Fund will be liquidated. See the Advisor’s Report for more details.

Total Returns: Fiscal Year Ended November 30, 2016
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Ohio Tax-Exempt Money Market Fund	0.42%	0.78%	0.27%	0.00%	0.27%
Other States Tax-Exempt Money Market Funds
Average					0.08
Other States Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Ohio Long-Term Tax-Exempt Fund	2.37%	4.41%	3.15%	-2.64%	0.51%
Bloomberg Barclays OH Municipal Bond Index					-0.11
Ohio Municipal Debt Funds Average					0.35

Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

7-day SEC yield for the Ohio Tax-Exempt Money Market Fund; 30-day SEC yield for the Ohio Long-Term Tax-Exempt Fund.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Total Returns: Ten Years Ended November 30, 2016
Average
Annual Return
Ohio Tax-Exempt Money Market Fund	0.71%
Spliced Ohio Tax-Exempt Money Market Funds Average	0.56
For a benchmark description, see the Glossary.
Spliced Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Ohio Long-Term Tax-Exempt Fund	4.24%
Bloomberg Barclays OH Municipal Bond Index	3.85
Ohio Municipal Debt Funds Average	3.18
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Ohio Tax-Exempt Money Market Fund	0.16%	0.11%
Ohio Long-Term Tax-Exempt Fund	0.16	1.01

The fund expense ratios shown are from the prospectus dated March 29, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2016, the funds’ expense ratios were: for the Ohio Tax-Exempt Money Market Fund, 0.1%; and for the Ohio Long-Term Tax-Exempt Fund, 0.15%. The expense ratio for the Ohio Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Ohio Tax-Exempt Money Market Fund, Other States Tax-Exempt Money Market Funds; for the Ohio Long-Term Tax-Exempt Fund, Ohio Municipal Debt Funds. In most, if not all, cases, the expense ratios for funds in the peer groups are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the Vanguard money market funds’ expense ratios in the table above do not reflect expense reductions.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you’re like most investors, a big question on your mind is: What’s in store for the markets and the economy in 2017?

At Vanguard, we’re just as curious about the immediate future. But our curiosity is tempered by our belief that forecasts should give a range of possible outcomes, not pinpoint predictions. After all, there are bound to be occurrences the experts won’t see coming.

What really matters for investors

In 2016, we saw two cases in point: The United Kingdom’s June vote to exit the European Union and the November election of Donald Trump as U.S. president. Both unexpected outcomes triggered swift market reactions. But despite some short-term volatility, the markets’ 12-month performance as of November 30, 2016, proved to be less dramatic. U.S. stocks and bonds posted returns close to their long-term averages. International stocks and bonds also advanced, although returns for U.S. investors were reduced by the strength of the U.S. dollar.

The surprises of 2016 remind us to be skeptical of overly precise short-term predictions about 2017. At the cusp of a new year, market prognosticators forecast where the Standard & Poor’s 500 Index or the yield on the 10-year Treasury note will end up in 12 months. Such predictions can be attention-getting. They can also be dead wrong.

Investors are better off taking note of long-term trends that stand to influence our economies and markets. We’re watching these trends closely, and we discuss our latest assessment in our 2017 economic and market outlook, which you can read at vanguard.com/research.

Our global economic outlook: Expect stabilization, not stagnation

One phenomenon in particular that we’re watching is the low-growth, low-interest-rate environment that has marked the global economy since the 2008–09 financial crisis. We don’t think this economic backdrop is simply the result of cyclically weak demand or long-term stagnation. Instead, certain structural forces are contributing: Falling technology costs are restraining the amounts businesses are spending on capital investment, an aging population is weighing on growth in the developed world, and the free movement of capital and products across the globe has restrained prices and wages.

In the near term, these forces will continue to dampen growth, inflation, and interest rates. They also make it unlikely that further monetary stimulus from central banks will do much to spur growth.

I realize this all may sound gloomy, but that’s not how we see it. We expect global growth to stabilize at more modest levels, not stagnate. The world isn’t headed for Japanese-style deflation, in which a widespread sustained drop in prices puts economic activity into hibernation.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	8.88%	14.45%
Russell 2000 Index (Small-caps)	12.08	6.45	13.98
Russell 3000 Index (Broad U.S. market)	8.31	8.68	14.41
FTSE All-World ex US Index (International)	0.26	-1.76	4.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.17%	2.79%	2.43%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.22	3.64	3.43
Citigroup Three-Month U.S. Treasury Bill Index	0.25	0.08	0.07

CPI
Consumer Price Index	1.69%	1.17%	1.30%

In fact, we believe that global growth could pick up modestly over time. Our expectation is based on a potential rebound in productivity as new digital technologies are used more effectively. We also anticipate a slight recovery in the labor force as the baby boom generation finishes its transition to retirement, nudging up demand for workers.

Put expansion in perspective

Looking to the United States, the world’s largest economy remains firmly on a long-term-growth path of about 2% per year. That’s lower than the historical average of 3.25% since 1950. We see such growth at this level as fundamentally sound, rather than abnormally low. Our evaluation takes into account lower U.S. population growth and the reality that the economic expansion from the 1980s until the financial crisis was fueled by debt, distorting the numbers.

Turning to prices, we think that core U.S. inflation should modestly exceed 2% in 2017. That, in turn, will support further interest rate hikes by the Federal Reserve, similar to the one at the end of 2016.

We expect the Fed to raise rates in 2017 before taking an extended pause, and we see the federal funds rate staying below 2% through at least 2018.

Prepare for muted returns

And what about prospects for the markets? Vanguard’s outlook for global stocks and bonds remains the most guarded in ten years, given fairly high stock valuations

Expect more modest returns, rely on time-tested principles

In Vanguard’s economic and market outlook for 2017, Global Chief Economist Joseph Davis and his team offer a projection of more modest returns from the global stock and bond markets. They caution that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

The team’s simulations indicate that for the decade ending in 2026, the average annualized return of a 60% stock/40% bond portfolio is likely to be centered in the 3%–5% range after inflation. That’s below the actual average after-inflation return of 6% for the same portfolio for the nine decades since 1926.

Ultimately, our global market outlook points toward a somewhat more challenging environment, yet one in which, over time, investors with an appropriate level of discipline, diversification, and patience are likely to be rewarded with reasonable inflation-adjusted returns.

For more information about our expectations and the probability of various outcomes, see 2017 Economic and Market Outlook: Stabilization, Not Stagnation, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from the VCMM are derived from 10,000 simulations for each modeled asset class. Simulations as of September 30, 2016. Results from the model may vary with each use and over time. For more information, see page 6.

and the low-interest-rate environment. We don’t expect global bond yields to increase materially from year-end 2016 levels.

Our outlook for global equities is annualized returns of 5%–8% over the next decade. This outlook isn’t bearish, but is actually fairly positive when you take into account the current low-rate environment. (See the box on page 5 for more.)

Focus on the four keys to investment success

Significant trends often happen gradually. Like shifting tides, they’re sometimes barely noticeable at first but ultimately can change the landscape entirely. Other times, apparent trends can end up receding before they have much of a long-term impact. Given the future’s inherent unpredictability, it’s not reasonable to expect a surefire block-buster revelation from any prognosticator or investment firm.

What to conclude, then? No matter what scenario plays out, we believe investors have the best chance for success if they stay focused on what they can control: their goals, asset allocation, and investment costs, along with the discipline to stick to a plan. As Tim Buckley, our chief investment officer, likes to say, this can be easy to say but harder to do, especially in times of uncertainty. Investors who can stay focused on those four keys will find themselves well-positioned to weather any market.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

December 12, 2016

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s Investment Strategy Group. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Advisor’s Report

For the 12 months ended November 30, 2016, Vanguard Ohio Long-Term TaxExempt Fund returned 0.51%. That was better than the –0.11% return of the fund’s benchmark, the Bloomberg Barclays Ohio Municipal Bond Index, which includes bonds across the maturity spectrum. The fund’s return also surpassed the 0.35% average return of peer-group funds. Vanguard Ohio Tax-Exempt Money Market Fund returned 0.27%; the average return of its peers was 0.08%.

With municipal bond prices falling toward the end of the period, the Long-Term Fund’s 30-day SEC yield inched up from 2.35% to 2.37% over the fiscal year. The increase in the Money Market Fund’s 7-day SEC yield was larger, from 0.01% to 0.42%.

The funds are permitted to invest in securities that would generate income distributions subject to the alternative minimum tax (AMT). As of the end of the fiscal year, however, only the Money Market Fund owned such securities.

On a separate note, the board of trustees for the Ohio Tax-Exempt Money Market Fund on November 18 approved the liquidation of the fund, which is expected to take place on or about February 22, 2017. The fund is closed to new invest-ments and to new investors.

The investment environment

Overall municipal bond supply, which at times ran high, was matched for much of the fiscal year by solid demand from investors reaching for yield. That demand

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2015	2016
2 years	0.72%	1.16%
5 years	1.26	1.85
10 years	2.02	2.52
30 years	2.96	3.26
Source: Vanguard.

began to wane, however, and then dropped markedly after the U.S. presidential election as the markets began to anticipate faster growth and higher inflation. U.S. Treasury yields rose and prices fell, resulting in a negative price return that reduced total return for Treasuries to about 1% for the 12 months. Municipal bonds as a whole experienced even sharper movements and ended the period with a slightly negative return.

The Federal Reserve held to a slow and steady course toward normalizing monetary policy. In December 2015, for the first time in a decade, the Fed increased the target range for the federal funds rate, bumping it up to 0.25%–0.5% from near zero. The Fed cited considerable improvement in the labor market and its confidence that inflation would rise to its 2% objective. But market expectations for further hikes were dampened in early 2016 by steep declines in commodity prices and weak economic growth, especially in China, and then in June by the uncertainty sparked by the United Kingdom’s vote to leave the European Union.

With a recovery in the financial markets by the end of the summer, however, and improving economic data, investors began anticipating a rate hike at the Fed’s December 2016 meeting. That anticipation (which proved to be correct) was bolstered partly by third-quarter GDP. The U.S. economy posted weak results in the early part of your fund’s fiscal year but gathered a little more steam in the July–September period, growing 3.2%. Employment gains averaging about 180,000 per month in 2016 helped push the unemployment rate down to 4.6% in November while wages trended modestly higher. GDP growth, lower unemployment, and a rebound in commodity prices helped nudge inflation closer to the Fed’s 2% objective.

Market confidence in faster growth and inflation shot up after the presidential election, given the outlook for more spending on infrastructure, greater deregulation, and possible changes to the federal tax code. In response, demand slumped for fixed income securities, with municipal bonds among the most affected.

Ohio’s economy grew a bit more slowly than the U.S. economy as a whole, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for the Buckeye State rose by less than 2% while the increase at the national level was closer to 3%.

(Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.)

The state’s overall credit trend is positive thanks to prudent fiscal management. General operating revenues and liquidity continued to improve even with some modest cuts to income tax rates, the paying down of the state’s unfunded pension liability, and funding of other retirement liabilities.

Ohio municipal bonds traced a path similar to the overall muni market’s, although supply was stronger in part because of more refunding. Also, demand held up a little better among longer-dated securities.

Positive returns through much of the period were more than offset by a sharp slide as the fiscal year drew to a close.

Yields across the board finished the fiscal year higher.

Management of the funds

We maintained a modest overweight to the longer end of the yield curve. This played out well, as there was more upward movement at the front end of the muni yield curve over the period. The yield of AAA-rated 2-year Ohio generic general obligation bonds climbed 70 basis points to 1.42%, while the yield of comparable

10-year bonds rose 49 basis points to 2.79%, and those of longer-dated bonds rose even less. (A basis point is one-hundredth of a percentage point.) Being overweighted in A-rated bonds was another positive.

Security selection remained a strength for the fund. Our holdings of premium callable bonds performed well versus non-callable bonds. Because these bonds may be redeemed before maturity, exposing investors to reinvestment risk, they offer attractive yields and favorable total return potential across many interest rate scenarios.

The fund’s holdings also added value in some sectors like hospital and university revenue bonds that tend to offer wider credit spreads versus high-quality general obligation bonds.

The Long-Term Fund didn’t have any exposure to bonds issued by Puerto Rico, which defaulted on bond payments after

Congress passed a bill at the end of June to put in place a federal control board to restructure its debt. (Those bonds often appear in state and national muni funds because the income they generate is exempt from federal, state, and local tax.)

In the Money Market Fund, we main-tained high levels of liquidity and a short weighted average maturity ahead of the final implementation of the money market reforms we’ve discussed previously. That positioning allowed us to take advantage of the increase in yields on money market-eligible securities and, along with our low expense ratio compared with peers, helped us outperform for the period.

The outlook

After the close of the period, the Fed raised rates by 25 basis points and hinted there may be three increases in 2017. That aligns with our expectations that the Fed will gradually raise rates in 2017, but leave the federal funds rate below 2% through at least 2018. The pace of future rate hikes is likely to depend on economic growth. Although U.S. growth and inflation may exceed expectations for the first time in five years, we expect growth to be modest and inflation to be tame, especially compared with prior periods of economic recovery.

The dollar will likely remain strong as long as central banks such as the Bank of Japan and the European Central Bank maintain the accommodative monetary stances that have produced negative interest rates in those regions. In the

United States, we believe the Fed is likely to continue its dovish tightening over the next several years.

Of course, market conditions could change, especially given the results of the U.S. presidential election and the possibility that job growth and inflation could exceed expectations. But we are confident that our team of experienced managers, analysts, and traders can handle whatever the market brings and find opportunities that will produce competitive returns.

Christopher W. Alwine, CFA, Principal, Head of Municipal Group

Marlin G. Brown, Portfolio Manager

John M. Carbone, Principal, Portfolio Manager

Vanguard Fixed Income Group

December 16, 2016

Ohio Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2016

Financial Attributes
Ticker Symbol	VOHXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.42%
Average Weighted
Maturity	6 days

1 The expense ratio shown is from the prospectus dated March 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2016, the expense ratio was 0.14%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

Ohio Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. The fund is only available to retail investors (natural persons). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2006, Through November 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended November 30, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Ohio Tax-Exempt Money Market
Fund	0.27%	0.07%	0.71%	$10,736
Spliced Ohio Tax-Exempt Money
• • • • • • •• Market Funds Average	0.08	0.02	0.56	10,571

For a benchmark description, see the Glossary.
Spliced Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Ohio Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through November 30, 2016
		Spliced Ohio
		Tax-Exempt
		Money Mkt
		Funds Avg.
Fiscal Year	Total Returns	Total Returns
2007	3.63%	3.14%
2008	2.40	2.05
2009	0.56	0.31
2010	0.15	0.03
2011	0.09	0.00
2012	0.05	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.01
2016	0.27	0.08
7-day SEC yield (11/30/2016): 0.42%
For a benchmark description, see the Glossary.
Spliced Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended September 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Ohio Tax-Exempt Money Market
Fund	6/18/1990	0.18%	0.05%	0.76%

Ohio Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (96.6%)
Ohio (96.6%)
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.600%	12/1/16 LOC	11,530	11,530
Alliance OH Hospital Revenue VRDO	0.590%	12/1/16 LOC	1,050	1,050
Athens County OH Port Authority Housing
Revenue VRDO	0.570%	12/7/16 LOC	5,400	5,400
1 Cincinnati OH City School District GO TOB
VRDO	0.590%	12/7/16	5,000	5,000
Cleveland-CuyahogaCounty OH Port Authority
Revenue (Carnegie/89th Garage & Service
Center LLC Project) VRDO	0.530%	12/7/16 LOC	10,220	10,220
Cleveland-CuyahogaCounty OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.550%	12/7/16	6,100	6,100
Cleveland-CuyahogaCounty OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.560%	12/7/16	8,800	8,800
Cleveland-CuyahogaCounty OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.560%	12/7/16	600	600
Columbus OH GO VRDO	0.520%	12/7/16	14,820	14,820
Columbus OH Regional Airport Authority
Airport Revenue (Flight Safety International Inc.
Project) VRDO	0.590%	12/7/16 (13)	6,300	6,300
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.550%	12/7/16 LOC	8,035	8,035
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.550%	12/7/16 LOC	6,040	6,040
Columbus OH Regional Airport Authority
Revenue (Pooled Financing Program) VRDO	0.550%	12/7/16 LOC	1,430	1,430
Columbus OH Sewer Revenue VRDO	0.520%	12/7/16	7,975	7,975
Franklin County OH Hospital Facilities Revenue
(Doctors OhioHealth Corp.) VRDO	0.550%	12/7/16 LOC	8,255	8,255
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.540%	12/7/16	4,070	4,070

14

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.550%	12/7/16	1,675	1,675
Franklin County OH Revenue (Trinity Health
Credit Group) PUT	0.700%	12/1/16	9,000	9,000
Hamilton County OH Healthcare Facilities Revenue
(The Children’s Home of Cincinnati) VRDO	0.560%	12/7/16 LOC	2,850	2,850
1 Hamilton County OH Hospital Facilities
Revenue (Cincinnati Children’s Hospital
Medical Center) TOB VRDO	0.580%	12/7/16	5,625	5,625
Hamilton County OH Hospital Facilities
Revenue (Elizabeth Gamble Deaconess
Home Association) VRDO	0.570%	12/7/16 LOC	2,000	2,000
1 Hamilton County OH Sewer System Revenue
TOB VRDO	0.580%	12/7/16	8,500	8,500
1 Lakewood OH City School District GO TOB
VRDO	0.580%	12/7/16	5,110	5,110
Lorain County OH Port Authority Educational
Facilities Revenue (St. Ignatius High School
Project) VRDO	0.580%	12/7/16 LOC	910	910
1 Miami University of Ohio General Receipts
Revenue TOB VRDO	0.580%	12/7/16	3,365	3,365
Middletown OH Hospital Facilities Revenue
(Atrium Medical Center) VRDO	0.560%	12/7/16 LOC	10,250	10,250
Montgomery County OH Economic
Development Revenue (Dayton Art Institute)
VRDO	0.600%	12/7/16 LOC	2,900	2,900
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.550%	12/1/16 LOC	11,000	11,000
1 Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement) TOB VRDO	0.580%	12/7/16	6,800	6,800
1 Ohio Air Quality Development Authority
Revenue (Dayton Power & Light Co. Project)
TOB VRDO	0.610%	12/7/16 (13)	13,320	13,320
Ohio Air Quality Development Authority
Revenue (Ohio Valley Electric Corp. Project)
VRDO	0.560%	12/7/16 LOC	10,800	10,800
Ohio Air Quality Development Authority
Revenue (TimkenSteel Project) VRDO	0.560%	12/7/16 LOC	700	700
Ohio Common Schools GO VRDO	0.520%	12/7/16	9,450	9,450
Ohio Common Schools GO VRDO	0.520%	12/7/16	2,600	2,600
Ohio Common Schools GO VRDO	0.560%	12/7/16	8,725	8,725
Ohio GO VRDO	0.520%	12/7/16	3,000	3,000
Ohio GO VRDO	0.560%	12/7/16	9,085	9,085
Ohio GO VRDO	0.560%	12/7/16	3,585	3,585
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) CP	0.870%	12/1/16	7,500	7,500
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) CP	0.590%	12/8/16	7,000	7,000
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) CP	0.870%	12/8/16	2,000	2,000
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.520%	12/1/16	8,100	8,100

Ohio Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Ohio Higher Educational Facility Commission
	Revenue (Cleveland Clinic Health System
	Obligated Group) VRDO	0.540%	12/1/16	8,500	8,500
1	Ohio Higher Educational Facility Commission
	Revenue (University Hospitals Health System
	Inc.) TOB VRDO	0.620%	12/7/16 (13)	5,000	5,000
	Ohio Housing Finance Agency Residential
	Mortgage Revenue VRDO	0.510%	12/7/16	4,875	4,875
	Ohio Housing Finance Agency Residential
	Mortgage Revenue VRDO	0.570%	12/7/16	8,425	8,425
	Ohio Housing Finance Agency Residential
	Mortgage Revenue VRDO	0.590%	12/7/16	2,015	2,015
	Ohio State University General Receipts
	Revenue CP	0.800%	12/5/16	15,990	15,990
	Ohio State University General Receipts
	Revenue CP	0.890%	12/7/16	8,000	8,000
	Ohio State University General Receipts
	Revenue VRDO	0.520%	12/7/16	6,300	6,300
	Ohio State University General Receipts
	Revenue VRDO	0.540%	12/7/16	2,000	2,000
	Ohio Water Development Authority Revenue
	(TimkenSteel Project) VRDO	0.570%	12/7/16 LOC	12,200	12,200
1	Toledo OH Waterworks Revenue TOB VRDO	0.630%	12/7/16	8,000	8,000
	Toledo-Lucas County OH Port Authority Airport
	Development Revenue (Flight Safety
	International Inc.) VRDO	0.580%	12/7/16 (13)	8,050	8,050
					350,830
Total Tax-Exempt Municipal Bonds (Cost $350,830)					350,830
Other Assets and Liabilities (3.4%)
Other Assets					19,680
Liabilities					(7,347)
					12,333
Net Assets (100%)
Applicable to 362,993,612 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					363,163
Net Asset Value Per Share					$1.00

Ohio Tax-Exempt Money Market Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Unaffiliated Issuers, at Value	350,830
Investment in Vanguard	31
Receivables for Investment Securities Sold	17,315
Receivables for Accrued Income	377
Receivables for Capital Shares Issued	934
Other Assets	1,023
Total Assets	370,510
Liabilities
Payables for Investment Securities Purchased	1,000
Payables for Capital Shares Redeemed	4,930
Payables for Distributions	8
Payables to Vanguard	1,407
Other Liabilities	2
Total Liabilities	7,347
Net Assets	363,163

At November 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	363,159
Undistributed Net Investment Income	4
Accumulated Net Realized Gains	—
Net Assets	363,163

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate value of these securities was $60,720,000, representing 16.7% of net assets.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Investors Assurance).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) AGM (Assured Guaranty Municipal Corporation).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) AGC (Assured Guaranty Corporation).

(13) BHAC (Berkshire Hathaway Assurance Corporation).

(14) NPFG (National Public Finance Guarantee Corporation).

(15) BAM (Build America Mutual Assurance Company).

(16) MAC (Municipal Assurance Corporation).

(17) RAA (Radian Asset Assurance Inc.).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2016
($000)
Investment Income
Income
Interest	1,685
Total Income	1,685
Expenses
The Vanguard Group—Note B
Investment Advisory Services	92
Management and Administrative	436
Marketing and Distribution	116
Custodian Fees	8
Auditing Fees	30
Shareholders’ Reports	4
Total Expenses	686
Expenses Reduction—Note B	(96)
Net Expenses	590
Net Investment Income	1,095
Realized Net Gain (Loss) on Investment Securities Sold	12
Net Increase (Decrease) in Net Assets Resulting from Operations	1,107

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,095	54
Realized Net Gain (Loss)	12	—
Net Increase (Decrease) in Net Assets Resulting from Operations	1,107	54
Distributions
Net Investment Income	(1,091)	(54)
Realized Capital Gain	—	—
Total Distributions	(1,091)	(54)
Capital Share Transactions
Issued	258,003	298,801
Issued in Lieu of Cash Distributions	1,015	50
Redeemed	(376,320)	(375,246)
Net Increase (Decrease) from Capital Share Transactions	(117,302)	(76,395)
Total Increase (Decrease)	(117,286)	(76,395)
Net Assets
Beginning of Period	480,449	556,844
End of Period[1]	363,163	480,449

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.003	.0001	.0001	.0002	.0005
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.003	.0001	.0001	.0002	.0005
Distributions
Dividends from Net Investment Income	(.003)	(.0001)	(.0001)	(.0002)	(.0005)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.003)	(.0001)	(.0001)	(.0002)	(.0005)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.27%	0.01%	0.01%	0.02%	0.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$363	$480	$557	$602	$609
Ratio of Expenses to Average Net Assets	0.14%[2]	0.08%[2]	0.08%[2]	0.12%[2]	0.16%[2]
Ratio of Net Investment Income to
Average Net Assets	0.25%	0.01%	0.01%	0.02%	0.05%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, 0.16% for 2014, 0.16% for 2013, and 0.16% for 2012. See Note B in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

On November 17, 2016, the board of trustees approved the liquidation and dissolution of the fund on or about February 22, 2017. In anticipation of the liquidation and dissolution, the fund was closed to new investors on November 22, 2016, and will be closed to new investments on January 18, 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2016, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board

Ohio Tax-Exempt Money Market Fund

of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2016, the fund had contributed to Vanguard capital in the amount of $31,000 representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2016, Vanguard’s expenses were reduced by $96,000 (an effective annual rate of 0.02% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2016, such purchases and sales were $201,315,000 and $242,600,000, respectively.

E. Management has determined that no material events or transactions occurred subsequent to November 30, 2016, that would require recognition or disclosure in these financial statements.

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2016

Financial Attributes

		Bloomberg Bloomberg
		Barclays OH	Barclays
		Muni Bond	Municipal
	Fund	Index Bond Index
Number of
Bonds	371	1,483	50,263
Yield to Maturity
(before
expenses)	2.9%	2.7%	2.8%
Average Coupon	4.6%	4.8%	4.8%
Average Duration	6.8 years	6.7 years	6.6 years
Average Stated
Maturity	16.3 years	13.0 years	12.8 years
Ticker Symbol	VOHIX	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC
Yield	2.37%	—	—
Short-Term
Reserves	6.0%	—	—

Volatility Measures
	Bloomberg	Bloomberg
	Barclays OH	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.99	0.98
Beta	1.11	1.14

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	5.0%
1 - 3 Years	3.5
3 - 5 Years	3.9
5 - 10 Years	10.8
10 - 20 Years	38.4
20 - 30 Years	32.6
Over 30 Years	5.8

Distribution by Credit Quality (% of portfolio)
AAA	7.9%
AA	55.9
A	31.4
BBB	4.1
BB	0.2
Not Rated	0.5

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2016, the expense ratio was 0.15%.

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through November 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2016

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment

	Ohio Long-Term Tax-Exempt Fund	0.51%	4.12%	4.24%	$15,149
	Bloomberg Barclays OH Municipal
• • • • • • • •
	Bond Index	-0.11	3.62	3.85	14,594

– – – –	Ohio Municipal Debt Funds Average	0.35	3.23	3.18	13,675
	Bloomberg Barclays Municipal Bond
	Index	-0.22	3.43	4.09	14,929

Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through November 30, 2016
				Bloomberg
				Barclays OH
				Muni Bond
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.32%	-1.61%	2.71%	2.64%
2008	4.13	-7.74	-3.61	-6.73
2009	4.76	8.85	13.61	15.73
2010	4.14	-0.08	4.06	4.20
2011	4.20	1.61	5.81	5.84
2012	3.88	7.20	11.08	9.28
2013	3.48	-7.76	-4.28	-2.71
2014	3.89	6.30	10.19	8.60
2015	3.46	0.44	3.90	3.55
2016	3.15	-2.64	0.51	-0.11

Average Annual Total Returns: Periods Ended September 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Ohio Long-Term
Tax-Exempt Fund	6/18/1990	6.79%	5.22%	3.98%	0.95%	4.93%

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.2%)
Ohio (100.8%)
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/24	920	1,028
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/38	5,000	5,314
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/42	2,780	2,926
Akron OH Income Tax Revenue (Community
Learning Centers)	5.000%	12/1/28	4,000	4,499
Akron OH Income Tax Revenue (Community
Learning Centers)	5.000%	12/1/33	1,500	1,666
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.250%	9/1/27	4,015	4,428
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/33	6,270	6,798
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	6/1/38	8,000	8,534
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	10,000	10,729
1 Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.640%	12/7/16	2,300	2,300
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.600%	12/1/16 LOC	1,800	1,800
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	1,065	1,118
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	1,880	1,974
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	940	987
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/22	70	73
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/23	120	125
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/24	2,000	2,178
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/27	60	63
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/39	7,000	7,520
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/42	5,880	6,306
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/24	3,500	3,938

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/31	3,000	3,307
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/37	10,305	11,219
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/42	10,755	11,676
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/20 (Prere.)	4,000	4,424
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/20 (Prere.)	1,215	1,344
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/46	4,750	5,120
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/46	4,000	4,312
American Municipal Power Ohio Inc. Revenue
(Meldahl Hydroelectric Project)	5.000%	2/15/46	3,000	3,234
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.000%	2/15/26	2,000	2,250
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.000%	2/15/29	7,365	8,159
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.250%	2/15/30	600	668
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.250%	2/15/31	2,500	2,794
Apollo Career Center Joint Vocational School
District Ohio GO	5.250%	12/1/31	1,015	1,134
Apollo Career Center Joint Vocational School
District Ohio GO	5.000%	12/1/38	4,700	5,130
Bowling Green State University Ohio Revenue	5.000%	6/1/34	1,565	1,721
Bowling Green State University Ohio Revenue	5.000%	6/1/35	1,000	1,097
Bowling Green State University Ohio Student
Housing Revenue (CFP I LLC - State University
Project)	5.750%	6/1/31	2,000	2,111
Bowling Green State University Ohio Student
Housing Revenue (CFP I LLC - State University
Project)	6.000%	6/1/45	2,000	2,111
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	6.375%	4/1/36	1,350	1,513
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	5.625%	4/1/41	2,000	2,177
Butler County OH Hospital Facilities Revenue
(UC Health)	5.750%	11/1/20 (Prere.)	1,305	1,505
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/22	2,000	2,242
Butler County OH Hospital Facilities Revenue
(UC Health)	5.250%	11/1/29	4,000	4,435
Butler County OH Hospital Facilities Revenue
(UC Health)	4.000%	11/15/30	1,010	1,020
Butler County OH Hospital Facilities Revenue
(UC Health)	4.000%	11/15/31	1,075	1,079
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/40	4,160	4,623
Butler County OH Hospital Facilities Revenue
(UC Health)	5.000%	11/15/45	4,380	4,681

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Butler County OH Transportation Improvement
District Tax Allocation Revenue	4.000%	12/1/27	615	653
Butler County OH Transportation Improvement
District Tax Allocation Revenue	4.000%	12/1/28	2,200	2,320
Central Ohio Solid Waste Authority GO	5.000%	12/1/19	1,195	1,311
Central Ohio Solid Waste Authority GO	5.000%	12/1/19 (ETM)	115	127
2 Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	1,190	1,192
2 Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	1,470	1,473
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	430	431
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	530	531
Cincinnati OH City School District GO	5.250%	6/1/27	5,550	6,097
Cincinnati OH City School District GO	5.250%	12/1/30 (14)	4,385	5,261
Cincinnati OH City School District GO	5.250%	12/1/31 (14)	3,000	3,605
Cincinnati OH GO	5.000%	12/1/18	1,000	1,073
Cincinnati OH GO	5.000%	12/1/19 (Prere.)	2,605	2,874
Cincinnati OH GO	5.000%	12/1/19 (Prere.)	1,090	1,202
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,585	1,763
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,000	1,112
Cincinnati OH Water System Revenue	5.000%	12/1/32	1,000	1,115
Cincinnati OH Water System Revenue	5.000%	12/1/36	5,025	5,588
Cincinnati OH Water System Revenue	5.000%	12/1/37	2,000	2,229
ClevelandHeights OH City School District GO	4.500%	12/1/47	4,050	4,246
ClevelandOH Airport System Revenue	5.000%	1/1/26	1,000	1,100
ClevelandOH Airport System Revenue	5.000%	1/1/28	4,530	4,943
ClevelandOH Airport System Revenue	5.000%	1/1/30 (4)	2,000	2,208
ClevelandOH Airport System Revenue	5.000%	1/1/30	5,000	5,409
ClevelandOH Airport System Revenue	5.000%	1/1/31 (4)	1,000	1,101
ClevelandOH Airport System Revenue	5.000%	1/1/31	1,020	1,102
ClevelandOH Income Tax Revenue	5.000%	10/1/37	6,000	6,623
ClevelandOH Municipal School District GO	5.000%	12/1/25	1,845	2,102
ClevelandOH Municipal School District GO	5.000%	12/1/30	5,140	5,705
ClevelandOH Municipal School District GO	5.000%	12/1/46	3,000	3,252
ClevelandOH Public Power System Revenue	5.000%	11/15/28 (14)	1,250	1,306
ClevelandOH Public Power System Revenue	0.000%	11/15/33 (14)	6,895	3,419
ClevelandOH Water Pollution Control Revenue	5.000%	11/15/41	1,500	1,636
ClevelandOH Water Pollution Control Revenue	5.000%	11/15/45	1,565	1,701
ClevelandOH Water Revenue	5.000%	1/1/27	2,000	2,232
ClevelandOH Water Revenue	4.000%	1/1/35	2,000	2,012
ClevelandOH Water Works Revenue	5.500%	1/1/21 (14)	8,155	8,814
ClevelandState University Ohio General
Receipts Revenue	5.000%	6/1/17 (Prere.)	3,000	3,062
ClevelandState University Ohio General
Receipts Revenue	5.000%	6/1/25	2,000	2,220
ClevelandState University Ohio General
Receipts Revenue	5.000%	6/1/26	2,700	2,993
ClevelandState University Ohio General
Receipts Revenue	5.000%	6/1/27	2,000	2,209
ClevelandState University Ohio General
Receipts Revenue	5.000%	6/1/37	2,815	3,066
Cleveland-CuyahogaCounty OH Port Authority
Revenue (Carnegie/89th Garage & Service
Center LLC Project) VRDO	0.530%	12/7/16 LOC	3,100	3,100
Cleveland-CuyahogaCounty OH Port Authority
Revenue (Euclid Avenue Development Corp.
Project)	5.000%	8/1/28	680	754

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cleveland-CuyahogaCounty OH Port Authority
Revenue (Euclid Avenue Development Corp.
Project)	5.000%	8/1/30	3,020	3,312
Cleveland-CuyahogaCounty OH Port Authority
Revenue (Euclid Avenue Development Corp.
Project)	5.000%	8/1/39	3,000	3,211
Columbus OH City School District GO	4.500%	6/1/19 (Prere.)	3,000	3,226
Columbus OH City School District GO	0.000%	12/1/29 (4)	2,000	1,273
Columbus OH City School District GO	5.000%	12/1/31	4,145	4,752
Columbus OH City School District GO	5.000%	12/1/33	3,000	3,403
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	6/1/19 (Prere.)	1,545	1,678
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	12/1/32	2,825	3,234
Columbus OH GO	5.000%	7/1/21 (Prere.)	2,000	2,276
Columbus OH GO	5.000%	2/15/22	1,900	2,185
Columbus OH GO	5.000%	2/15/24	1,475	1,742
Columbus OH GO	5.000%	7/1/24	1,000	1,148
Columbus OH GO	5.000%	7/1/25	6,400	7,643
Columbus OH GO	5.000%	7/1/26	8,705	10,484
Columbus OH GO	5.000%	8/15/26	2,000	2,295
Columbus OH GO	5.000%	7/1/30	2,700	3,162
Columbus OH GO	5.000%	7/1/30	2,500	2,848
Columbus OH GO	5.000%	7/1/31	1,185	1,348
Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/20 (Prere.)	1,320	1,489
Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/20 (Prere.)	1,000	1,128
Columbus OH Metropolitan Library Special
Obligation Revenue	4.000%	12/1/37	2,000	1,994
Columbus OH Sewer Revenue	5.000%	6/1/26	3,255	3,830
Columbus OH Sewer Revenue	5.000%	6/1/29	2,000	2,335
Columbus OH Sewer Revenue	5.000%	6/1/31	1,000	1,143
Columbus OH Sewer Revenue	5.000%	6/1/32	2,600	2,992
Cuyahoga County OH (Convention Hotel
Project) COP	5.000%	12/1/36	1,000	1,096
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center Project)	5.000%	12/1/24	4,000	4,441
Cuyahoga County OH Excise Tax Revenue
(Sports Facilities Improvement Project)	5.000%	12/1/27	1,880	2,123
Cuyahoga County OH Public Library Fund
Special Obligation Revenue	4.000%	12/1/32	1,840	1,890
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/32	1,900	2,161
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/34	2,775	3,131
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/35	4,485	5,051
Cuyahoga OH Community College District
Revenue	5.000%	2/1/29	1,000	1,141
Dublin OH Special Obligation Revenue	5.000%	12/1/42	3,485	3,846
Dublin OH Special Obligation Revenue	5.000%	12/1/44	1,920	2,116
Fairfield County OH Hospital Facilities Revenue
(Fairfield Medical Center)	5.000%	6/15/43	4,250	4,411
Forest Hills OH Local School District GO	5.000%	12/1/46	2,000	2,192
Franklin County OH Convention Facilities
Authority Revenue	5.000%	12/1/30	4,435	5,052

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Franklin County OH GO	5.000%	12/1/26	3,000	3,558
Franklin County OH GO	5.000%	12/1/31	3,000	3,475
Franklin County OH Health Care Facilities
Improvement Revenue (Ohio Presbyterian
Retirement Services Project)	5.625%	7/1/26	2,800	2,996
Franklin County OH Health Care Facilities
Improvement Revenue (OPRS Communities)	6.125%	7/1/40	4,110	4,487
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	5/15/31	5,000	5,614
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	5/15/34	2,610	2,872
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	11/15/36	3,640	3,935
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	5/15/45	4,640	5,039
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	4.750%	11/1/18 (Prere.)	1,500	1,601
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/19 (Prere.)	1,500	1,650
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/27	1,000	1,164
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/28	1,570	1,807
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/32	3,790	4,255
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/33	2,600	2,904
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/42	7,000	7,475
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated Group
Project)	5.375%	4/1/34	2,500	2,650
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated Group
Project)	5.500%	4/1/39	2,500	2,657
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.250%	6/1/32	3,150	3,473
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.000%	6/1/42	5,000	5,422
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.500%	6/1/42	3,000	3,338
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/32	1,750	1,841
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/42	2,000	2,067
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	2,750	2,798
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	2,000	2,061
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/51	1,100	1,109
Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/34	1,000	1,105

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hamilton County OH Hospital Facilities Revenue
(UC Health)	5.000%	2/1/30	1,360	1,485
Hamilton County OH Hospital Facilities Revenue
(UC Health)	5.000%	2/1/44	2,500	2,643
Hamilton County OH Sales Tax Revenue	5.000%	12/1/29	5,000	5,694
Hamilton County OH Sales Tax Revenue	5.000%	12/1/30	1,500	1,695
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32 (4)	9,700	9,701
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32	5,000	5,491
Hamilton County OH Sewer System Revenue	5.000%	12/1/22	1,000	1,159
Hamilton County OH Sewer System Revenue	5.000%	12/1/32	1,525	1,723
Hamilton OH City School District GO	5.000%	12/1/34	1,500	1,658
Harrison Hills Ohio City School District Ohio GO	4.000%	11/1/54	4,960	4,594
Huber Heights OH City School District GO	4.000%	12/1/34	2,000	2,020
Huron County OH Hospital Facilities
Improvement Revenue (Fisher-Titus Medical
Center)	5.250%	12/1/37	3,000	3,031
JobsOhio Beverage System Statewide Liquor
Profits Revenue	5.000%	1/1/20	2,550	2,793
JobsOhio Beverage System Statewide Liquor
Profits Revenue	5.000%	1/1/38	15,850	17,297
1 JobsOhio Beverage System Statewide Liquor
Profits Revenue TOB VRDO	0.760%	12/7/16	2,180	2,180
Kent State University Ohio Revenue	5.000%	5/1/37	4,185	4,507
Lake County OH Hospital Facilities Revenue
(Lake Hospital System Inc.)	5.000%	8/15/28	775	865
Lake County OH Hospital Facilities Revenue
(Lake Hospital System Inc.)	5.000%	8/15/45	4,000	4,246
Lakeview OH Local School District Classroom
Facilities & School Improvement GO	5.000%	11/1/44	1,500	1,651
Lorain County OH Community College District
General Revenue	5.000%	12/1/41	4,520	4,900
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/33 (4)	4,000	4,161
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.800%	12/7/16	7,295	7,295
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/23	1,000	1,122
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/30	2,500	2,687
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.000%	11/15/26	2,000	2,222
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/27	3,000	3,362
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/28	4,000	4,474
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	6.500%	11/15/37	2,000	2,356
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	6.000%	11/15/41	2,530	2,911
Madison OH Local School District GO	5.250%	12/1/32	695	770
Madison OH Local School District GO	5.250%	12/1/37	3,815	4,187
Marysville OH Wastewater Treatment System
Revenue	5.000%	12/1/31 (10)	770	770
Mason OH City School District BAN	5.250%	12/1/17 (14)	2,915	3,039

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mason OH City School District School
Improvement GO	5.000%	6/1/17 (Prere.)	1,000	1,021
Miami Trace OH Local School District GO	5.000%	12/1/48	3,730	4,042
Miami University of Ohio General Receipts
Revenue	5.000%	9/1/31	2,000	2,213
Miami University of Ohio General Receipts
Revenue	5.000%	9/1/36	2,000	2,207
Miamisburg OH City School District GO	5.000%	12/1/33	675	759
Miamisburg OH City School District GO	5.000%	12/1/35	1,435	1,601
Miamisburg OH City School District GO	5.000%	12/1/36	500	556
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.125%	8/1/31	1,250	1,341
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.250%	8/1/41	1,000	1,063
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.000%	8/1/47	5,000	5,280
Middletown OH City School District GO	5.000%	6/1/17 (Prere.)	5,345	5,457
Middletown OH City School District GO	5.250%	12/1/40	2,000	2,260
Middletown OH City School District GO	5.250%	12/1/48	5,870	6,596
Milford OH Exempt Village School District GO	5.000%	12/1/35	1,100	1,218
Milford OH Exempt Village School District GO	5.000%	12/1/36	1,250	1,381
Montgomery County OH Revenue (Catholic
Health Initiatives)	5.250%	5/1/29	3,000	3,351
Montgomery County OH Revenue (Miami
Valley Hospital)	5.750%	11/15/21	3,000	3,385
Montgomery County OH Revenue (Miami
Valley Hospital)	5.750%	11/15/23	1,000	1,119
1 Montgomery County OH Revenue (Miami
Valley Hospital) TOB VRDO	0.700%	12/7/16	4,000	4,000
Montgomery County OH Revenue (Miami
Valley Hospital) VRDO	0.550%	12/1/16 LOC	9,300	9,300
North Olmsted OH School District GO	5.000%	12/1/44	3,750	4,121
North Olmsted OH School District GO	4.000%	12/1/48	1,495	1,458
Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement)	5.000%	11/15/31	2,100	2,383
Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement)	5.000%	11/15/32	1,000	1,129
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/28	1,650	1,894
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/32	4,685	5,240
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/38	12,430	13,726
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/39	1,000	1,111
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/44	6,000	6,664
Northeast Ohio Regional Sewer District
Wastewater Revenue	4.000%	11/15/49	11,625	11,390
Northwest Local School District Ohio GO	5.000%	12/1/40	1,650	1,832
Northwest Local School District Ohio GO	5.000%	12/1/45	3,760	4,159
Northwest Local School District Ohio GO	4.000%	12/1/50	6,685	6,328
Ohio Air Quality Development Authority
Revenue (Columbus Southern Power Co. Project)	5.800%	12/1/38	2,000	2,167

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project)	5.625%	10/1/19	3,000	3,236
Ohio Building Authority Revenue (Administration
Building Fund)	5.000%	10/1/23	2,000	2,220
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	10/1/23	1,250	1,440
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	10/1/24	1,000	1,144
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	4/1/25	2,670	2,980
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	4/1/30	1,650	1,817
Ohio Capital Facilities Lease-Appropriation
Revenue (Adult Correctional Building Fund
Projects)	5.000%	10/1/35	1,500	1,669
Ohio Capital Facilities Lease-Appropriation
Revenue (Cultural & Sports Facilities Building
Fund Projects)	5.000%	10/1/26	1,500	1,768
Ohio GO	5.000%	5/1/20	5,080	5,638
Ohio GO	5.000%	5/1/27	5,350	6,144
Ohio GO	5.000%	11/1/28	10,000	11,544
Ohio GO	5.000%	2/1/30	4,000	4,441
Ohio GO	5.000%	4/1/30	1,770	1,941
Ohio GO	5.000%	2/1/31	4,255	4,820
Ohio GO	5.000%	2/1/31	4,500	4,975
Ohio GO	5.000%	4/1/31	1,230	1,345
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	5.250%	12/1/26 (14)	3,520	4,212
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	4.000%	12/1/33	3,000	3,017
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	5.000%	12/1/40	2,500	2,722
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.125%	1/1/28	5,000	5,182
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/29	3,500	3,914
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.250%	1/1/29	5,000	5,192
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/38	5,000	5,486
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.500%	1/1/43	1,460	1,517
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.510%	12/1/16	7,455	7,455
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.520%	12/1/16	13,050	13,050

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.540%	12/1/16	2,700	2,700
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/17 (Prere.)	445	462
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/17 (Prere.)	1,000	1,038
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/26	1,370	1,416
Ohio Higher Educational Facility Commission
Revenue (John Carroll University Project) PUT	2.250%	9/1/18	2,330	2,351
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/37	5,955	6,550
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.500%	12/1/24	2,250	2,424
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/29	2,575	2,855
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.375%	12/1/30	1,000	1,106
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.625%	12/1/41	2,000	2,217
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/44	3,330	3,570
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.750%	11/1/18 (Prere.)	4,000	4,346
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/24	1,000	1,133
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/25	1,500	1,702
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/27	1,000	1,126
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/32	1,000	1,092
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/33	750	816
Ohio Highway Capital Improvements GO	5.000%	5/1/26	3,000	3,395
Ohio Hospital Facilities Revenue (Cleveland
Clinic Health System)	5.000%	1/1/22	2,250	2,503
Ohio Hospital Facilities Revenue (Cleveland
Clinic Health System)	5.000%	1/1/25	1,000	1,104
Ohio Hospital Facilities Revenue (Cleveland
Clinic Health System)	5.000%	1/1/32	2,500	2,711
Ohio Hospital Facilities Revenue (Summa
Health System)	5.750%	11/15/35	1,675	1,805
Ohio Hospital Facilities Revenue (Summa
Health System)	5.750%	11/15/40	6,650	7,140
Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group)	5.500%	1/1/39	6,600	7,051
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/28	6,560	7,249
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/29	2,000	2,197
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/41	7,000	7,401

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Housing Finance Agency Residential
Mortgage Revenue	6.200%	9/1/33	1,225	1,262
Ohio Infrastructure Improvement GO	5.000%	8/1/21	900	1,021
Ohio Juvenile Correctional Capital Facilities
Revenue	5.000%	4/1/27	1,000	1,152
Ohio Major New State Infrastructure Project
Revenue	5.000%	12/15/27	2,000	2,334
Ohio Major New State Infrastructure Project
Revenue	5.000%	12/15/28	2,025	2,343
Ohio Parks & Recreation Capital Facilities
Revenue	5.000%	2/1/30	3,615	4,052
Ohio State University General Receipts Revenue	5.000%	12/1/16 (ETM)	300	300
Ohio State University General Receipts Revenue	5.000%	12/1/17	1,000	1,040
Ohio State University General Receipts Revenue	5.000%	12/1/17 (ETM)	280	291
Ohio State University General Receipts Revenue	5.000%	12/1/18	835	897
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	160	172
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	255	274
Ohio State University General Receipts Revenue	5.000%	12/1/19	625	689
Ohio State University General Receipts Revenue	5.000%	12/1/26	2,245	2,403
Ohio State University General Receipts Revenue	5.000%	6/1/38	8,000	8,785
Ohio State University General Receipts Revenue	5.000%	12/1/39	5,250	5,834
Ohio State University General Receipts Revenue
VRDO	0.520%	12/7/16	14,600	14,600
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/25	4,500	5,148
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/26	3,000	3,283
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/27	2,500	3,011
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/36	5,000	2,217
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/37	9,025	3,820
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/38	7,000	2,839
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/39	4,050	4,492
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/40	5,000	1,854
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/41	10,000	3,545
Ohio University General Receipts Revenue	5.000%	12/1/28	610	683
Ohio University General Receipts Revenue	5.000%	12/1/33	1,000	1,119
Ohio University General Receipts Revenue	5.000%	12/1/39	2,000	2,194
Ohio University General Receipts Revenue	5.000%	12/1/42	1,450	1,568
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	4.000%	12/1/30	5,900	6,203
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	4.000%	12/1/31	7,000	7,323
Ohio Water Development Authority Fresh
Water Revenue	5.500%	12/1/18 (4)	645	700
Ohio Water Development Authority Fresh
Water Revenue	5.000%	6/1/29	2,145	2,519
Ohio Water Development Authority Pollution
Control Revenue (Water Quality)	5.000%	6/1/26	5,000	5,981
Ohio Water Development Authority Pollution
Control Revenue (Water Quality)	5.000%	12/1/29	1,000	1,169
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	12/1/19 (Prere.)	1,000	1,102
OlentangyOH School District GO	4.000%	12/1/51	4,305	4,122
Princeton OH City School District GO	5.000%	12/1/26	500	578
Princeton OH City School District GO	5.000%	12/1/36	1,500	1,675
Rocky River OH City School District GO	5.375%	12/1/17	365	372

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/22	1,000	1,079
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/35	10,040	10,692
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.500%	2/15/18 (Prere.)	4,000	4,210
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.750%	2/15/18 (Prere.)	1,800	1,900
South-Western City OH School District GO	5.000%	12/1/36	1,700	1,879
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health Care
Inc. Obligated Group)	5.500%	12/1/29	1,000	1,062
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health Care
Inc. Obligated Group)	5.000%	12/1/35	1,125	1,143
Streetsboro OH City School District GO	5.250%	12/1/44	4,000	4,400
Toledo OH City School District GO	5.000%	12/1/22	2,015	2,290
Toledo OH City School District GO	5.000%	12/1/23	1,085	1,214
Toledo OH City School District GO	5.000%	12/1/28	4,730	5,348
Toledo OH Waterworks Revenue	5.000%	11/15/28	1,040	1,209
Toledo OH Waterworks Revenue	5.000%	11/15/29	1,150	1,328
Toledo OH Waterworks Revenue	5.000%	11/15/38	4,000	4,365
Toledo-Lucas County OH Port Authority
Student Housing Revenue (CHF-Toledo,
LLC - The University of Toledo Project)	5.000%	7/1/34	1,000	1,032
Toledo-Lucas County OH Port Authority
Student Housing Revenue (CHF-Toledo,
LLC - The University of Toledo Project)	5.000%	7/1/39	1,000	1,023
Tri Valley OH Local School District GO	5.500%	12/1/16 (14)	470	470
Tri Valley OH Local School District GO	5.500%	12/1/19 (14)	1,785	1,904
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/18 (Prere.)	1,405	1,465
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/18 (Prere.)	595	620
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/26 (4)	6,980	7,606
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/29 (4)	2,000	2,174
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/33	2,000	2,205
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/33	2,975	3,245
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/20	1,000	1,109
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/21	1,000	1,118
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/23	3,665	4,180
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/24	1,000	1,153
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/25	500	555
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/26	500	554

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/27	2,000	2,273
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/30	1,890	2,104
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/31	1,000	1,108
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/39	1,050	1,161
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/46	2,000	2,200
University of Toledo Ohio General Receipts
Revenue	5.000%	6/1/29	1,000	1,095
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.000%	7/1/31	870	954
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.750%	7/1/33	600	675
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.000%	7/1/39	1,000	1,059
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.500%	7/1/39	1,225	1,336
Westlake OH City School District GO	5.000%	12/1/29	1,505	1,715
Westlake OH City School District GO	5.000%	12/1/30	1,440	1,633
Westlake OH City School District GO	4.000%	12/1/43	5,400	5,373
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/30	1,350	1,538
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/32	1,395	1,576
Willoughby-Eastlake City OH School District GO	4.000%	12/1/50	3,000	2,871
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/32	715	737
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/42	2,500	2,534
Woodridge OH School District GO	5.000%	12/1/46	3,605	3,959
Woodridge OH School District GO	4.000%	12/1/50	3,250	3,179
Wright State University Ohio General Revenue	5.000%	5/1/26	2,030	2,232
Wright State University Ohio General Revenue	5.000%	5/1/31	3,000	3,277
				1,140,654
Guam (0.4%)
Guam Government Business Privilege Tax
Revenue	5.000%	11/15/33	2,000	2,140
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	2,300	2,500
				4,640
Total Tax-Exempt Municipal Bonds (Cost $1,131,784)				1,145,294

Ohio Long-Term Tax-Exempt Fund

Amount
($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard	92
Receivables for Investment Securities Sold	345
Receivables for Accrued Income	16,275
Receivables for Capital Shares Issued	644
Other Assets	277
Total Other Assets	17,633
Liabilities
Payables for Investment Securities Purchased	(27,409)
Payables for Capital Shares Redeemed	(1,901)
Payables for Distributions	(973)
Payables to Vanguard	(1,097)
Other Liabilities	(135)
Total Liabilities	(31,515)
Net Assets (100%)
Applicable to 92,516,717 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,131,412
Net Asset Value Per Share	$12.23

At November 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,113,360
Overdistributed Net Investment Income	(1)
Accumulated Net Realized Gains	4,543
Unrealized Appreciation (Depreciation)	13,510
Net Assets	1,131,412

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate value of these securities was $15,775,000, representing 1.4% of net assets.
2 Securities with a value of $701,000 have been segregated as initial margin for recently closed futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2016
($000)
Investment Income
Income
Interest	37,827
Total Income	37,827
Expenses
The Vanguard Group—Note B
Investment Advisory Services	122
Management and Administrative	1,309
Marketing and Distribution	220
Custodian Fees	16
Auditing Fees	35
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,713
Net Investment Income	36,114
Realized Net Gain (Loss)
Investment Securities Sold	5,262
Futures Contracts	613
Realized Net Gain (Loss)	5,875
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(40,289)
Futures Contracts	(2)
Change in Unrealized Appreciation (Depreciation)	(40,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,698

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,114	33,803
Realized Net Gain (Loss)	5,875	5,661
Change in Unrealized Appreciation (Depreciation)	(40,291)	(1,218)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,698	38,246
Distributions
Net Investment Income	(36,115)	(33,803)
Realized Capital Gain[1]	(4,862)	(5,027)
Total Distributions	(40,977)	(38,830)
Capital Share Transactions
Issued	235,303	137,874
Issued in Lieu of Cash Distributions	27,781	27,053
Redeemed	(111,500)	(110,290)
Net Increase (Decrease) from Capital Share Transactions	151,584	54,637
Total Increase (Decrease)	112,305	54,053
Net Assets
Beginning of Period	1,019,107	965,054
End of Period[2]	1,131,412	1,019,107

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $1,547,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.62	$12.63	$11.93	$12.96	$12.09
Investment Operations
Net Investment Income	.408	.427	.444	.454	.449
Net Realized and Unrealized Gain (Loss)
on Investments	(.331)	.055	.749	(1.003)	.870
Total from Investment Operations	.077	.482	1.193	(.549)	1.319
Distributions
Dividends from Net Investment Income	(.408)	(.427)	(.444)	(.454)	(.449)
Distributions from Realized Capital Gains	(. 059)	(. 065)	(. 049)	(. 027)	—
Total Distributions	(. 467)	(. 492)	(. 493)	(. 481)	(. 449)
Net Asset Value, End of Period	$12.23	$12.62	$12.63	$11.93	$12.96

Total Return[1]	0.51%	3.90%	10.19%	-4.28%	11.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,131	$1,019	$965	$902	$1,055
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.17%	3.39%	3.60%	3.69%	3.57%
Portfolio Turnover Rate	15%	21%	23%	28%	15%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% and 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at November 30, 2016.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Ohio Long-Term Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2016, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2016, the fund had contributed to Vanguard capital in the amount of $92,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Ohio Long-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,145,294	—
Futures Contracts—Assets[1]	98	—	—
Futures Contracts—Liabilities[1]	(112)	—	—
Total	(14)	1,145,294	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $427,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2016, the fund had short-term and long-term capital gains of $1,380,000 and $3,617,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At November 30, 2016, the cost of investment securities for tax purposes was $1,132,237,000. Net unrealized appreciation of investment securities for tax purposes was $13,057,000, consisting of unrealized gains of $31,890,000 on securities that had risen in value since their purchase and $18,833,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2016, the fund purchased $321,375,000 of investment securities and sold $159,710,000 of investment securities, other than temporary cash investments. The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2016, such purchases and sales were $143,895,000 and $197,468,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital shares issued and redeemed were:
	Year Ended November 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	18,341	10,954
Issued in Lieu of Cash Distributions	2,171	2,151
Redeemed	(8,751)	(8,785)
Net Increase (Decrease) in Shares Outstanding	11,761	4,320

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Ohio Tax-Free Funds and the Shareholders of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund: In our opinion, the accompanying statements of net assets, statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in the notes to the financial statements, the board of trustees approved the liquidation and dissolution for the Ohio Tax-Exempt Money Market Fund on November 17, 2016.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 12, 2017

Special 2016 tax information (unaudited) for Vanguard Ohio Tax-Exempt Funds

This information for the fiscal year ended November 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

The Long-Term Tax-Exempt Fund distributed $5,172,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2016	11/30/2016	Period
Based on Actual Fund Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,002.13	$0.80
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$962.94	$0.69
Based on Hypothetical 5% Yearly Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,024.20	$0.81
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,024.30	$0.71

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Ohio Tax-Exempt Money Market Fund, 0.16%; and for the Ohio Long-Term Tax-Exempt Fund, 0.14%. (The six-month expense ratio for the Ohio Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before the reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Ohio Tax-Exempt Money Market Funds Average: Ohio Tax-Exempt Money Market Funds Average through August 31, 2013; Other States Tax-Exempt Money Market Funds Average thereafter.

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The Vanguard Municipal Bond Funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Municipal Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Municipal Bond Funds particularly or the ability of the Bloomberg Barclays Indices to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Municipal Bond Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the Vanguard Municipal Bond Funds is the licensing of the Bloomberg Barclays Indices, which are determined, composed, and calculated by Barclays without regard to Vanguard or the Vanguard Municipal Bond Funds or any owners or purchasers of the Vanguard Municipal Bond Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard Municipal Bond Funds, or the owners of the Vanguard Municipal Bond Funds into consideration in determining, composing, or calculating the Bloomberg Barclays Indices. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Vanguard Municipal Bond Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the Vanguard Municipal Bond Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD MUNICIPAL BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT

TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q960 012017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2016: $65,000
Fiscal Year Ended November 30, 2015: $63,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2016: $9,629,849
Fiscal Year Ended November 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing
Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2016: $2,717,627
Fiscal Year Ended November 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard
Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2016: $254,050
Fiscal Year Ended November 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2016: $214,225
Fiscal Year Ended November 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2016: $468,275
Fiscal Year Ended November 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 17, 2017
VANGUARD OHIO TAX-FREE FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 17, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.